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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
First Midwest Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                              /S/ KPMG PEAT MARWICK LLP


Chicago, Illinois
February 27, 1998